Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2025 Financial Results
Q1 total revenue growth of 18%, year-over-year
Subscription services ARR over $1.4 billion

SANTA CLARA, Calif. – May 29, 2024 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technologies and services, announced financial results for its first quarter fiscal year 2025 ended May 5, 2024.

“Pure Storage is uniquely positioned to integrate fragmented data storage environments, which hinders enterprises from easily deploying artificial intelligence, hybrid cloud, and modern application deployment,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “At our June Accelerate conference, global customers will see how our latest innovations enable enterprises to adapt to rapid technological change with a platform that fuses data centers and cloud environments.”

First Quarter Financial Highlights

•Revenue $693.5 million, an increase of 18% year-over-year
•Subscription services revenue $346.1 million, up 23% year-over-year
•Subscription annual recurring revenue (ARR) $1.4 billion, up 25% year-over-year
•Remaining performance obligations (RPO) $2.3 billion, up 27% year-over-year
•GAAP gross margin 71.5%; non-GAAP gross margin 73.9%
•GAAP operating loss $(41.8) million; non-GAAP operating income $100.4 million
•GAAP operating margin (6.0%); non-GAAP operating margin 14.5%
•Q1 operating cash flow $221.5 million; free cash flow $172.7 million
•Total cash, cash equivalents, and marketable securities $1.7 billion

“We are pleased with the strong start to our year as Q1 revenue growth of 18 percent and profitability both outperformed,” said Kevan Krysler, Chief Financial Officer, Pure Storage. “We are well positioned with our highly differentiated data storage platform for substantial long-term growth.”

At the Pure//Accelerate annual customer event next month, the company will be delivering industry-first innovations in the Pure data storage platform to address the most pressing topics critical to customers, including AI and Cyber Resiliency.

First Quarter Company Highlights

•Accelerating Enterprise AI: Through integrations with NVIDIA, Pure delivered new validated reference architectures for running generative AI use cases, including a new NVIDIA OVX-ready validated reference architecture, adding more options for customers in addition to the previously announced NVIDIA BasePod certification. As a leader in AI, Pure Storage, in collaboration with NVIDIA, is arming global customers with a proven framework to manage the high-performance data and compute requirements they need to drive successful AI deployments.

•Subscription Services Innovation: New self-service capabilities across its Pure1® storage management platform and Evergreen® portfolio empower customers with more control over their data storage environment via a single management layer, simplifying end-to-end operations.

Awards and Accolades

•Financial Times The Americas’ Fastest Growing Companies 2024
•Data Breakthrough Awards “Overall Data Storage Company of the Year”
•CRN AI 100 list in the Data Center and Edge category

Second Quarter and FY25 Guidance

Q2FY25
Revenue	$755M
Revenue YoY Growth Rate	9.6%
Non-GAAP Operating Income	$125M
Non-GAAP Operating Margin	16.6%

FY25
Revenue	$3.1B
Revenue YoY Growth Rate	10.5%
TCV Sales for Evergreen//One & Evergreen//Flex Subscription Service Offerings	$600M
TCV Sales for Evergreen//One & Evergreen//Flex Subscription Service Offerings YoY Growth Rate	Approximately 50%
Non-GAAP Operating Income	$532M
Non-GAAP Operating Margin	17%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Pure//Accelerate 2024

Register for Pure//Accelerate® 2024 in Las Vegas from June 18-21, 2024 and discover how to embrace the new age of data. Be front and center as we make history, changing the future of storage and the industry. Pure Storage executives and world-leading experts - including Pure Storage CEO, Charles Giancarlo, and World Champion & Mental Health Advocate, Michael Phelps - will share insights, strategies, and their vision for the future.

Conference Call Information

Pure will host a teleconference to discuss the first quarter fiscal 2025 results at 2:00 pm PT today, May 29, 2024. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

Bank of America Global Technology Conference
Date: Tuesday, June 4, 2024
Time: 2:00 p.m. PT / 5:00 p.m. ET
Founder & Chief Visionary Officer John “Coz” Colgrove
Chief Financial Officer Kevan Krysler

William Blair Growth Stock Conference
Date: Thursday, June 6, 2024
Time: 9:20 a.m. PT / 12:20 p.m. ET
Chief Technology Officer Rob Lee

Product & Technology-Focused Meeting for Financial Analysts at Pure//Accelerate 2024
Date: Thursday, June 20, 2024
Time: 1:00 p.m. PT / 4:00 p.m. ET

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.
----

About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry's best platform to store, manage, and protect the world's data. With a cloud experience across a unified storage operating environment, Pure empowers every organization with the agility to meet evolving data requirements at speed and scale, while reducing total cost of ownership. Pure believes it can make a meaningful impact in reducing data center emissions worldwide by providing a storage platform that enables customers to significantly reduce their carbon and energy footprint. Pure is proud to be a customer-first organization, as evidenced by the highest Net Promoter Score in the industry. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2023 Gartner Magic Quadrant for Primary Storage
Leader in the 2023 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

Blog
LinkedIn
Twitter
Facebook

Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial and business results, demand for our products and subscription services, including Evergreen//One, our technology and product strategy, specifically customer priorities around sustainability, the benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, our ability to capture storage workloads for AI environments and hyperscalers, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, including the E//Family, new customer acquisition, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 4, 2024. All information provided in this release and in the attachments is as of May 29, 2024, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Pure's Evergreen//One and Evergreen//Flex offerings is an operating metric, representing the value of orders received and/or expected to be received during the fiscal year.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring costs related to severance and termination benefits, and costs associated with the impairment and early exit of certain leased facilities that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

###

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2025	Fiscal 2024

Assets
Current assets:
Cash and cash equivalents	$900,615	$702,536
Marketable securities	823,397	828,557
Accounts receivable, net of allowance of $965 and $1,060	423,454	662,179
Inventory	40,674	42,663
Deferred commissions, current	85,386	88,712
Prepaid expenses and other current assets	174,238	173,407
Total current assets	2,447,764	2,498,054
Property and equipment, net	368,153	352,604
Operating lease right-of-use-assets	126,435	129,942
Deferred commissions, non-current	211,240	215,620
Intangible assets, net	29,156	33,012
Goodwill	361,427	361,427
Restricted cash	9,595	9,595
Other assets, non-current	69,840	55,506
Total assets	$3,623,610	$3,655,760

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$55,709	$82,757
Accrued compensation and benefits	137,669	250,257
Accrued expenses and other liabilities	127,885	135,755
Operating lease liabilities, current	44,819	44,668
Deferred revenue, current	860,221	852,247
Total current liabilities	1,226,303	1,365,684
Long-term debt	100,000	100,000
Operating lease liabilities, non-current	120,709	123,201
Deferred revenue, non-current	741,255	742,275
Other liabilities, non-current	61,370	54,506
Total liabilities	2,249,637	2,385,666
Stockholders’ equity:
Common stock and additional paid-in capital	2,890,317	2,749,627
Accumulated other comprehensive loss	(5,584)	(3,782)
Accumulated deficit	(1,510,760)	(1,475,751)
Total stockholders' equity	1,373,973	1,270,094
Total liabilities and stockholders' equity	$3,623,610	$3,655,760

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2025	2024

Revenue:
Product	$347,384	$308,963
Subscription services	346,095	280,344
Total revenue	693,479	589,307
Cost of revenue:
Product (1)	100,753	96,213
Subscription services (1)	97,020	79,747
Total cost of revenue	197,773	175,960
Gross profit	495,706	413,347
Operating expenses:
Research and development (1)	193,820	185,331
Sales and marketing (1)	250,972	232,446
General and administrative (1)	76,787	67,384
Restructuring and impairment (2)	15,901	—
Total operating expenses	537,480	485,161
Loss from operations	(41,774)	(71,814)
Other income (expense), net	14,091	11,749
Loss before provision for income taxes	(27,683)	(60,065)
Income tax provision	7,326	7,336
Net loss	$(35,009)	$(67,401)

Net loss per share attributable to common stockholders, basic and diluted	$(0.11)	$(0.22)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	322,589	305,863

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,782	$2,655
Cost of revenue -- subscription services	8,871	5,647
Research and development	50,294	38,232
Sales and marketing	23,519	17,181
General and administrative	27,528	14,115
Total stock-based compensation expense	$112,994	$77,830
(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2025	2024

Cash flows from operating activities
Net loss	$(35,009)	$(67,401)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	33,943	29,690
Stock-based compensation expense	112,994	77,830
Lease impairment and abandonment charges	6,375	—
Other	2,343	(1,804)
Changes in operating assets and liabilities:
Accounts receivable, net	238,768	221,205
Inventory	2,406	308
Deferred commissions	7,707	(2,331)
Prepaid expenses and other assets	(9,219)	(6,095)
Operating lease right-of-use assets	8,122	11,001
Accounts payable	(26,581)	(3,993)
Accrued compensation and other liabilities	(116,716)	(89,082)
Operating lease liabilities	(10,587)	(6,100)
Deferred revenue	6,954	10,019
Net cash provided by operating activities	221,500	173,247
Cash flows from investing activities
Purchases of property and equipment (1)	(48,818)	(51,424)
Purchases of marketable securities and other	(165,123)	(128,788)
Sales of marketable securities	37,689	43,040
Maturities of marketable securities	127,857	288,373
Net cash provided by (used in) investing activities	(48,395)	151,201
Cash flows from financing activities
Net proceeds from exercise of stock options	13,223	4,630
Proceeds from issuance of common stock under employee stock purchase plan	25,328	21,219
Principal payments on borrowings and finance lease obligations	(1,099)	(576,780)
Proceeds from borrowing	—	100,000
Tax withholding on vesting of equity awards	(12,478)	(6,759)
Repurchases of common stock	—	(69,911)
Net cash provided by (used in) financing activities	24,974	(527,601)
Net increase (decrease) in cash, cash equivalents and restricted cash	198,079	(203,153)
Cash, cash equivalents and restricted cash, beginning of period	712,131	591,398
Cash, cash equivalents and restricted cash, end of period	$910,210	$388,245

(1) Includes capitalized internal-use software costs of $4.5 million and $5.3 million for the first quarter of fiscal 2025 and 2024.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2025						First Quarter of Fiscal 2024
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,782	(c)					$2,655	(c)
			296	(d)					147	(d)
			20	(e)					—
			3,306	(f)					3,306	(f)
Gross profit --product	$246,631	71.0%	$6,404		$253,035	72.8%	$212,750	68.9%	$6,108		$218,858	70.8%

			$8,871	(c)					$5,647	(c)
			867	(d)					338	(d)
			309	(e)					—
			—						13	(g)
Gross profit -- subscription services	$249,075	72.0%	$10,047		$259,122	74.9%	$200,597	71.6%	$5,998		$206,595	73.7%

			$11,653	(c)					$8,302	(c)
			1,163	(d)					485	(d)
			329	(e)					—
			3,306	(f)					3,306	(f)
			—						13	(g)
Total gross profit	$495,706	71.5%	$16,451		$512,157	73.9%	$413,347	70.1%	$12,106		$425,453	72.2%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2025						First Quarter of Fiscal 2024
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$112,994	(c)					$77,830	(c)
			—						885	(d)
			9,400	(e)					4,815	(e)
			—						4,070	(f)
			3,536	(g)					3,839	(g)
			9,855	(h)					—
			6,375	(i)					—
Operating income (loss)	$(41,774)	-6.0%	$142,160		$100,386	14.5%	$(71,814)	-12.2%	$91,439		$19,625	3.3%

			$112,994	(c)					$77,830	(c)
			—						885	(d)
			9,400	(e)					4,815	(e)
			—						4,070	(f)
			3,536	(g)					3,839	(g)
			9,855	(h)					—
			6,375	(i)					—
			153	(j)					647	(j)
Net income (loss)	$(35,009)		$142,313		$107,304		$(67,401)		$92,086		$24,685

Net income (loss) per share -- diluted	$(0.11)				$0.32		$(0.22)				$0.08
Weighted-average shares used in per share calculation -- diluted	322,589		15,959	(k)	338,548		305,863		11,134	(k)	316,997

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate expenses for severance and termination benefits related to workforce realignment.
(i) To eliminate lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.
(j) To eliminate amortization expense of debt issuance costs related to our debt.
(k) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2025	2024
Net cash provided by operating activities	$221,500	$173,247
Less: purchases of property and equipment (1)	(48,818)	(51,424)
Free cash flow (non-GAAP)	$172,682	$121,823

(1) Includes capitalized internal-use software costs of $4.5 million and $5.3 million for the first quarter of fiscal 2025 and 2024.